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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                               ----------------

                                  FORM 8-K/A
                                AMENDMENT NO. 1

[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)

                               October 31, 1999



                       Commission File Number 000-26659

                               ----------------

                              Homestore.com, Inc.
            (Exact Name of Registrant as Specified in its Charter)

             Delaware                                         95-4438337
    (State of Other Jurisdiction                           (I.R.S. Employer
  Incorporation or of Organization)                     Identification Number)

 225 West Hillcrest Drive, Suite 100
     Thousand Oaks, California                                   91360
(Address of Principal Executive Office)                       (Zip Code)

                                (805) 557-2300
             (Registrant's Telephone Number, Including Area Code)

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Item 7.  Financial Statements and Exhibits.

         On November 15, 1999, Homestore.com, Inc. ("Homestore" or "Company") filed a Form 8-K to report the completion of its acquisition of Homebuyer's Fair, Inc. and FAS-Hotline, Inc. (together referred to as "Homefair" or "Homefair Group") on October 31, 1999. Homestore indicated that it would file the financial information required by Item 7 of Form 8-K no later than the date required by this item. Homestore is filing this Amendment No. 1 to provide this financial information.

(a)  Financial Statements.

     The following documents appear as Exhibits to this current report on Form 8-K/A:

         (i) Consolidated Financial Statements for Homebuyer's Fair, Inc. as of December 31, 1997, 1998 and September 30, 1999 and for the years ended December 31, 1997 and 1998 and the nine months ended September 30, 1999.

         (ii) Combined Financial Statements for FAS-Hotline, Inc. and The Center for Mobility Resources, Inc. as of December 31, 1997, 1998 and March 31, 1999 and for the years ended December 31, 1997 and 1998 and for the three months ended March 31, 1999.

         (iii) Financial Statements for National School Reporting Services, Inc. as of December 31, 1997 and for the year ended December 31, 1997 and for the period from January 1, 1998 to September 9, 1998.

(b)  Pro Forma Financial Information.

     The following documents appear as Exhibits to this current report on Form 8-K/A:

         (i) Homestore.com, Inc. unaudited pro forma condensed combined consolidated balance sheet as of September 30, 1999.

         (ii) Homestore.com, Inc. unaudited pro forma condensed combined consolidated statement of operations for the nine months ended September 30, 1999.

         (iii) Homestore.com, Inc. unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 1998.

         (iv) Homestore.com, Inc. unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1999 (excluding the acquisition of Homefair).

         (v) Homestore.com, Inc. unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998 (excluding the acquisition of Homefair).

         (vi) Homefair Group unaudited pro forma condensed combined consolidated statement of operations for the nine months ended September 30, 1999.

         (vii) Homefair Group unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 1998.

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(c)      Exhibits.

          2.01 Stock Purchase Agreement dated as of October 12, 1999 by and among Homestore.com, Inc., a Delaware corporation, The Homebuyer's Fair, Inc., an Arizona corporation ("HBF"), the current shareholders of HBF as of the date thereof and certain persons who will become shareholders of HBF prior to the Closing, and Central Newspapers, Inc., an Indiana corporation ("CNI"), as Shareholder Agent. (Previously filed)

          2.02 Stock Purchase Agreement dated as of October 12, 1999 by and among Homestore.com, Inc., FAS-Hotline, Inc., an Arizona corporation ("FAS"), the shareholders of FAS, and CNI, as Shareholder Agent. (Previously filed)

         99.01 Consolidated Financial Statements for Homebuyer's Fair, Inc. as of December 31, 1997, 1998 and September 30, 1999 and for the years ended December 31, 1997 and 1998 and the nine months ended September 30, 1999.

         99.02 Combined Financial Statements for FAS-Hotline, Inc. and The Center for Mobility Resources Inc. as of December 31, 1997, 1998 and March 31, 1999 and for the years ended December 31, 1997 and 1998 and for the three months ended March 31, 1999.

         99.03 Financial Statements for National School Reporting Services, Inc. as of December 31, 1997 and for the year ended December 31, 1997 and for the period from January 1, 1998 to September 9, 1998.

         99.04  Unaudited Pro Forma Financial Information.

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HOMESTORE.COM, INC.


Date:  December 7, 1999                  By:   /s/ JOHN M. GIESECKE
                                             --------------------------
                                              John M. Giesecke, Jr.
                                              Chief Financial Officer,
                                              Vice President and Secretary

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